                                                                EXHIBIT 10.2.21

            SCHEDULE OF MATERIAL DIFFERENCES AMONG PERCENTAGE LEASES

                  The following lists of material differences between the Percentage Lease filed as Exhibit 10.2 and the Percentage Lease identified by the Exhibit number below and is being filed pursuant to Instruction 2 to Item 601 of Regulation S-K.

Exhibit                                                            Annual Base            Percentage Rent
Number            Percentage Lease Description                        Rent                    Formula
------            ----------------------------                     -----------          ----------------------
10.2.21           Lease Agreement dated as of October 29,           $345,000            30% of room revenue
                  1997 by and between Sunstone Hotel Investors,                         up to $95,833, plus
                  L.P. as lessor and Sunstone Hotel Properties,                         62% of room revenue
                  Inc., as lessee, for the Hampton Inn                                  in excess of $95,833
                  located in Tucson, Arizona                                            plus 5% of food and
                                                                                        beverage revenue, plus
                                                                                        100% of sublease and
                                                                                        concession revenue and
                                                                                        other net revenues.